                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the registrant /x/
Filed by a party other than the registrant / /
Check the appropriate box:
    / /  Preliminary proxy statement

                         / /Confidential, For Use of the Commission Only (as permitted by 14a-6(e)(2))

    /x/  Definitive proxy statement
    / /  Definitive additional materials

    / /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       FUSION MEDICAL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                       FUSION MEDICAL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
    /x/  No fee required
    / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1)  Title of each class of securities to which transaction applies:

              ----------------------

         (2)  Aggregate number of securities to which transaction applies:

              ----------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              ----------------------

         (4)  Proposed maximum aggregate value of transaction:

              ----------------------

         (5)  Total fee paid:

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:
                                       ----------------------
         (2)  Form, schedule or registration statement no.:
                                                            --------------------

         (3)  Filing party:

                             ----------------------

         (4)  Date filed:
                             ----------------------

                                    [LOGO]

                       FUSION MEDICAL TECHNOLOGIES, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 22, 1997

To the Stockholders:

    Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Fusion Medical Technologies, Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 22, 1997 at 10:00 a.m., local time, at the Company's headquarters located at 1804 N. Shoreline Boulevard, Mountain View, CA, for the following purposes:

    1. To elect directors to serve for the ensuing year and until their successors are duly elected and qualified.
    2. To ratify and approve an amendment to the Company's 1993 Stock Option Plan increasing the number of shares of Common Stock reserved for issuance by 300,000 to 1,490,492 shares.
    3. To ratify the appointment of Coopers & Lybrand LLP as independent auditors for fiscal 1997.
    4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only holders of record of the Company's Common Stock at the close of business on March 29, 1997, the record date, are entitled to notice of and to vote at the Annual Meeting.

    All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                  By Order Of The Board Of Directors
                                  /s/ Philip M. Sawyer

                                  PHILIP M. SAWYER
                                  PRESIDENT, CHIEF EXECUTIVE OFFICER
                                  AND DIRECTOR
Mountain View, California
April 29, 1997

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN
      THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE

                       FUSION MEDICAL TECHNOLOGIES, INC.

                                PROXY STATEMENT
                                      FOR
                      1997 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 22, 1997


                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
PROCEDURAL MATTERS.............................................................1
PROPOSAL ONE - ELECTION OF DIRECTORS...........................................3
PROPOSAL TWO - AMENDMENT TO 1993 STOCK OPTION PLAN.............................6
PROPOSAL THREE - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS..........10
SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT......................11
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT.............................13
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...................13
EXECUTIVE OFFICER COMPENSATION................................................14
CERTAIN TRANSACTIONS..........................................................16
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS................17
STOCK PERFORMANCE GRAPH.......................................................19
OTHER MATTERS.................................................................20


EDGAR EXHIBIT A
EDGAR EXHIBIT B

                       FUSION MEDICAL TECHNOLOGIES, INC.

                                ---------------

                                PROXY STATEMENT
                                      FOR
                      1997 ANNUAL MEETING OF STOCKHOLDERS

                                ---------------

                              PROCEDURAL MATTERS

GENERAL

    This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Fusion Medical Technologies, Inc. ("Fusion" or the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 22, 1997 at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's corporate offices. The Company's headquarters are located at 1804 N. Shoreline Boulevard, Mountain View, California 94043, and the telephone number at that location is (415) 903-4000.

    These proxy solicitation materials were mailed on or about April 22, 1997, together with the Company's 1997 Annual Report to Stockholders, to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE AND VOTING SECURITIES

    Stockholders of record at the close of business on March 29, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 6,998,517 shares of the Company's Common Stock were issued and outstanding. No shares of Preferred Stock were outstanding.

REVOCABILITY OF PROXIES

    Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING PROCEDURES

    Each stockholder is entitled to one vote for each share of Common Stock on all matters to be voted on by the stockholders. The affirmative vote of a majority of the votes cast at the annual meeting is required to approve the matters scheduled to be voted on at the Annual Meeting. Votes cast in person or by proxy will be tabulated by Boston Equiserve, the Company's transfer agent.

    Upon the execution and return of the enclosed form of proxy, the shares represented thereby will be voted in accordance with the terms of the proxy, unless the proxy is revoked. If no directions are indicated in such proxy, the shares represented thereby will be voted (i) "FOR" the election of each of the Company's nominees as a director, (ii) "FOR" ratification and approval of an amendment to the Company's 1993 Stock Option Plan increasing the number of shares of Common Stock reserved for issuance by 300,000 to 1,490,492 shares, and (iii) "FOR" ratification of the appointment of Coopers & Lybrand L.L.P. as independent auditors for the Company for fiscal 1997.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    The presence, in person or by proxy, of the holders of a majority of shares of Common Stock outstanding as of the Record Date is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of the proposals presented to the stockholders.

    Abstentions and broker non-votes will be included for purposes of determining whether a quorum of shares is present at the Annual Meeting. However, abstentions and broker non-votes will not be included in the tabulation of the voting results on the election of directors or on issues requiring approval of a majority of the votes cast. Under Delaware Law an abstaining vote is not deemed to be a "vote cast." A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

PROXIES

    All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies, if not revoked prior thereto. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, the proxy holders will have discretion to vote on those matters in accordance with their best judgment.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (i) by delivery of a written notice of revocation or a duly executed proxy to the Secretary of the Company bearing a date later than the prior proxy relating to the same shares, or (ii) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not itself revoke a proxy). Any written notice of revocation or subsequent proxy must be received by the Secretary of the Company prior to the taking of the vote at the Annual Meeting.

EXPENSE OF SOLICITATION

    The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

    Proposals of the Company's stockholders intended to be presented at the regularly scheduled 1998 Annual Meeting of Stockholders must be received by the Company no later than December 30, 1997, and must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's proxy statement for that meeting.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

GENERAL

    The Company's Board of Directors is currently comprised of seven members all of whom are currently directors. The directors are elected to serve one-year terms and until their respective successors are elected and qualified. The Board of Directors has nominated the persons set forth below, all of whom are currently directors of the Company, for election as directors. Unless otherwise instructed, the holders of proxies solicited by this Proxy Statement will vote the proxies received by them for such nominees. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a nominee designated by the present Board of Directors to fill the vacancy. The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director

VOTE REQUIRED

    The affirmative vote of a majority of the votes cast at the Annual Meeting is required to elect each director.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED BELOW.

INFORMATION REGARDING NOMINEES



Name . . . .                                Age                Principal Occupation
-----------------------------------------   ---       ----------------------------------------------------
   .
Philip M. Sawyer . . . . . . . . . . .      32        President, Chief Executive Officer and Director
Gordon W. Russell(1) . . . . . . . . .      63        General Partner, Sequoia Capital
Olav B. Bergheim(1). . . . . . . . . .      46        Venture Partner, Domain Associates
Vaughn D. Bryson(2). . . . . . . . . .      58        Vice Chairman, Vector Securities International, Inc.
Douglas E. Kelly, M.D.(2). . . . . . .      36        General Partner, Asset Management Associates, Inc.
Lawrence G. Mohr, Jr.(1) . . . . . . .      52        General Partner, Mohr, Davidow Ventures
Richard S. Schneider, Ph.D.(2) . . . .      56        General Partner, Domain Associates


-------------------
(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.

    MR. SAWYER, a founder of the Company, has served as President and Chief Executive Officer and as a director since April 1993.

    MR. RUSSELL has served as Chairman of the Board since October 1993. Mr. Russell has been with Sequoia Capital, a venture capital firm, since 1979 as a General Partner. Mr. Russell currently serves on the Board of Directors of Sangstat Medical Corporation and ChemTrak, Inc.

    MR. BERGHEIM has served as a Director of the Company since October 1995. Mr. Bergheim has been a Venture Partner with Domain Associates, a venture capital firm, since 1995.

    MR. BRYSON has served as a Director of the Company since March 1996. Mr. Bryson has been Vice Chairman of Vector Securities International, Inc., an investment banking firm, since 1994. Mr. Bryson is a director of ARIAD Pharmaceuticals, Inc., EndoVascular Technologies, Inc., Perclose, Inc., NaPro BioTherapeutics Inc. and Quintiles Transnational Corp.

    DR. KELLY has served as a Director of the Company since November 1993. Dr. Kelly has been with Asset Management Associates, Inc., a venture capital firm, since 1993, most recently as a General Partner of AMC Partners 1996, L.P.

    MR. MOHR has served as a Director of the Company since November 1993. Mr. Mohr has been a General Partner of Mohr, Davidow Ventures, which he founded, since 1983. Mr. Mohr serves on the boards of directors of Vida Med, Inc., Neurobiological Technologies, Inc. and Cardiac Pathways Corporation.

    DR. SCHNEIDER has served as a Director of the Company since January 1995. Since 1990, Dr. Schneider has been a General Partner of Domain Associates, a venture capital firm. Dr. Schneider also serves as a director of Landec Corporation.

BOARD MEETINGS AND COMMITTEES

    During fiscal 1996, the Board of Directors held seven meetings (including regularly scheduled and special meetings), and all of the incumbent directors attended 90% or more of the meetings of the Board of Directors and committees, if any, upon which such directors served. Certain matters were approved by the Board of Directors by unanimous written consent.

    The Board of Directors of the Company currently has two standing committees: an Audit Committee and a Compensation Committee. The Audit Committee is composed of Messrs. Russell, Bergheim and Mohr. The Compensation Committee is composed of Messrs. Bryson, Kelly and Schneider. The Company has no nominating committee or committee performing similar functions.

    AUDIT COMMITTEE. The Audit Committee makes such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company, provides to the Board of Directors the results of its examinations and recommendations derived therefrom, outlines to the Board improvements made, or to be made, in internal accounting controls, nominates independent auditors, and provides to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention. The Audit Committee did not meet during fiscal 1996.

    COMPENSATION COMMITTEE. The Compensation Committee reviews the Company's executive compensation policy, including equity compensation for senior executives of the Company, and makes recommendations to the Board of Directors regarding such matters. The Compensation Committee held one meeting during fiscal 1996.

DIRECTOR COMPENSATION

    Non-employee directors of the Company are not compensated for attending meetings of the Board of Directors or for Board Committee meetings held on a different day. The Company has adopted the 1996 Directors' Option Plan (the "Director Plan") providing for stock options to be granted to certain non-employee directors. A total of 150,000 shares of Common Stock has been reserved for issuance under the Director Plan. As of December 31, 1996, there were 16,570 options to purchase shares outstanding under the Director Plan. The Director Plan provides for an automatic grant of an option to purchase 10,000 shares of Common Stock (the "Initial Option") to each nonemployee director on the date on which such director first becomes a director. After the Initial Option is granted to a nonemployee director, such director will automatically be granted an option to purchase 4,000 shares on the date of the Company's Annual Meeting, provided such person is then a nonemployee director, and, provided further, that on such date such person has served on the Board for at least six months.

                                 PROPOSAL TWO

                                 AMENDMENT TO
                            1993 STOCK OPTION PLAN

GENERAL

    The Company's 1993 Stock Option Plan (the "1993 Plan") provides for the granting to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the granting to employees and consultants of nonstatutory stock options. The 1993 Plan was adopted by the Board of Directors in October 1993 and approved by the stockholders in October 1993. Unless terminated sooner, the 1993 Plan will terminate automatically in September 2003.

    In April 1997, the Board of Directors increased the shares reserved for issuance under the 1993 Plan by 300,000 shares, bringing the total shares currently reserved for issuance under the 1993 Plan to 1,490,492 shares. Proposal Two seeks stockholder approval of the increase in shares reserved. Approval of the amendment to the 1993 Plan also perfects the stockholder approval requirement of Section 422 of the Code.

    The Company believes that stock options play a key role in the Company's ability to recruit, reward and retain executives and key employees. Companies like Fusion have historically used stock options as an important part of recruitment and retention packages. The Company competes directly with other companies for experienced executives and sales personnel and believes that it must be able to offer comparable packages to attract the caliber of individual necessary to the Company's business. The Company's growth is partly responsible for the need to increase shares issuable under the 1993 Plan. The total number of employees of the Company has increased from 26 people as of December 31, 1995 to 54 people as of December 31, 1996.

VOTE REQUIRED

    The affirmative vote of a majority of the votes cast at the Annual Meeting will be required to ratify and approve the amendment to the 1993 Plan.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE 1993
PLAN.

    The essential provisions of the 1993 Plan are outlined below.

ADMINISTRATION

    The 1993 Plan is administered by the Board or a committee appointed by the Board (the "Administrator"), which committee is in compliance with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act").

ELIGIBILITY; LIMITS ON GRANTS

    The 1993 Plan provides that nonstatutory stock options may be granted to employees, including officers, directors and consultants to the Company. Incentive stock options may be granted only to employees, including employee directors and officers. The Administrator approves the participants, the time or times at which options are granted and the number of shares subject to each option. The 1993 Plan is administered so as to satisfy certain requirements under the federal securities laws, including under the Exchange Act, and the Code.

    As of December 31, 1996, there were approximately 54 employees and consultants currently eligible to participate in the 1993 Plan, and 54 optionees, including consultants, held outstanding options under the 1993 Plan. A total of 1,190,492 shares of Common Stock have been authorized for issuance pursuant to the 1993 Plan. As of December 31, 1996, 271,845 had been issued upon the exercise of stock options granted under the 1993 Plan, 837,365 were subject to outstanding options and 81,282 shares were available for future grant.

TERMS OF OPTIONS

    The term of each option granted under the 1993 Plan is determined by the Stock Option Agreement between the optionee and the Company but may not be longer than ten years, except in the case of options granted to an optionee who at the time of grant owns stock representing 10% of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, for whom the term of each option may not be longer than five years. Each option is evidenced by a written agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

         (a) EXERCISE OF THE OPTION: The Administrator determines when options may be exercisable. Shares subject to an option generally vest and are exercisable over a period of four years at the rate of one-quarter of the shares on each anniversary of the option grant subject to option. The Administrator may accelerate the vesting of any outstanding option. The purchase price of the shares to be purchased upon exercise of any option may be paid, at the discretion of the Administrator, in cash, check, or other shares of Common Stock (with some restrictions).

         (b) EXERCISE PRICE: The exercise price under the 1993 Plan is determined by the Administrator, provided that, generally in the case of an incentive stock option, the exercise price may not be less than 100% of the fair market value of the Common Stock on the date the option is granted.
    In the case of a non-statutory stock option, the exercise price may not be less than 85% of the fair market value of the Common Stock on the date the option is granted. Notwithstanding the foregoing, in the case of an incentive stock option granted to an employee or consultant who, at the time of such grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, the exercise price may be no less than 110% of the fair market value of the Common Stock on the date the option is granted.

         (c) TERMINATION OF EMPLOYMENT: If the optionee's status as an employee or consultant terminates for any reason other than death or disability, an option under the 1993 Plan may be exercised not later than 30 days after such termination (but in no event later than the date of expiration of the term of the option) and may be exercised only to the extent such option was exercisable and vested on the date of termination.

         (d) DISABILITY OF OPTIONEE: If an optionee's continuous status as an employee, director or consultant terminates as a result of the optionee's disability (as defined in Section 22(e)(3) of the Code), an option may be exercised within 12 months after termination of employment due to such disability (but in no event later than the date of expiration of the term of the option), but only to the extent such option was exercisable and vested on the date of termination.

         (e) DEATH OF OPTIONEE: If an optionee should die while employed by the Company, an option may be exercised at any time within 12 months after the date of death (but in no event later than the date of expiration of the term of the option), but only to the extent such options were exercisable and vested on the date of termination.

         (f) TERMINATION OF OPTIONS: Under the form of option agreement currently used by the Company, options generally expire ten years from the date of grant.

         (g) NON-TRANSFERABILITY OF OPTIONS: Unless otherwise specified by the Administrator, options are non-transferable by the optionee other than by will or by the laws of descent or distribution and are exercisable during the optionee's lifetime only by the optionee.

         (h) OTHER PROVISIONS: The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1993 Plan as may be determined by the Administrator.

CHANGES IN CAPITALIZATION

    In the event a change, such as a stock split or stock dividend payable in Common Stock, is made in the Company's capitalization which results in an exchange of Common Stock for a greater or lesser number of shares without receipt of consideration by the Company, appropriate adjustments will be made in the number of shares reserved for issuance and in the number of shares subject to outstanding options under the 1993 Plan, as well as in the price per share of Common Stock covered by such options. Such adjustment will be made by the Board of Directors, whose determination is final, binding and conclusive.

    In the event of the proposed dissolution or liquidation of the Company, options outstanding under the 1993 Plan will terminate immediately prior to such action. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company into another corporation, outstanding options may be assumed or an equivalent option may be substituted by the successor entity. If such outstanding options are not assumed or substituted, however, the Board of Directors will notify the optionee that the option will be exercisable for a period of 45 days, after which the option will terminate.

AMENDMENT AND TERMINATION OF THE PLAN

    The Board of Directors may amend the 1993 Plan at any time, or may terminate the 1993 Plan, without stockholder approval; provided, however, that stockholder approval is required for any amendment to the 1993 Plan for which stockholder approval would be required under the Code or other applicable rules, and no action by the Board of Directors or stockholders may unilaterally impair any option previously granted under the 1993 Plan. In any event, the 1993 Plan will terminate in October 2003. Any options outstanding under the 1993 Plan at the time of its termination will remain outstanding until they expire by their terms.

TAX INFORMATION

    THE FOLLOWING IS A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE 1993 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE OPTIONEE'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH A PARTICIPANT MAY RESIDE.

    INCENTIVE STOCK OPTIONS

    An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

    NON-STATUTORY STOCK OPTIONS

    All other options which do not qualify as incentive stock options are referred to as non-statutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a non-statutory stock option. However, upon the option's exercise, the optionee will recognize taxable income, generally measured as the excess of the then fair market value of the shares purchased over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

PARTICIPATION IN THE 1993 PLAN

    As of the date of this Proxy Statement, there has been no determination by the Administrator with respect to future awards under the 1993 Plan. As a result, future awards are not determinable at this time. The following table sets forth information with respect to options granted under the 1993 Plan during the fiscal year ending December 31, 1996 to each of the officers named in the Summary Compensation Table, to all current executive officers as a group, to all non-employee directors and to all other employees as a group. The term of options under the 1993 Plan (other than those granted to 10% stockholders, such as Mr. Sawyer, as to which the term is five years from the date of grant) is generally ten years from the date of grant.


                                                                       Average           % of Total
                                                      Options          Exercise         Grants Under
Identity of  Person or Group                         Granted(#)        Price($)        the 1993 Plan
--------------------------------------------------  ------------      ----------      ---------------
   .
Philip Sawyer. . . . . . . . . . . . . . . . . .         --            $  --               -- %
Richard Spalding (2) . . . . . . . . . . . . . .     82,850             1.21              6.96
Cary Reich . . . . . . . . . . . . . . . . . . .      4,413             1.50                 *
Gary Curtis. . . . . . . . . . . . . . . . . . .     82,850             1.50              6.96
All current executive officers as a group. . . .    188,127             2.94             50.83
All non-employee directors . . . . . . . . . . .     16,570             1.21              4.48
All other employees as a group . . . . . . . . .    165,427             4.22              44.7


----------------
  * Less than 1%
(1) Mr. Spalding resigned his position as Chief Financial Officer in February 1997.

                                PROPOSAL THREE

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    On the recommendation of the Audit Committee, the Board of Directors has appointed Coopers & Lybrand L.L.P. as independent auditors of the Company to audit the consolidated financial statements of the Company for the year ending December 31, 1997, and recommends that the stockholders vote for ratification of such appointment.

    Coopers & Lybrand has audited the Company's financial statements since 1994. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting, will have the opportunity to make a statement and is expected to be available to respond to appropriate questions.

VOTE REQUIRED

    Ratification of the appointment of Coopers & Lybrand as the Company's independent auditors will require the affirmative vote of a majority of the votes cast at the Annual Meeting. In the event that the stockholders do not approve the selection of Coopers & Lybrand L.L.P., the Board of Directors will reconsider its selection.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF APPOINTING COOPERS & LYBRAND AS THE COMPANY'S INDEPENDENT AUDITORS.

           SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

    The following table sets forth the beneficial ownership of Common Stock of the Company as of March 29, 1997 for the following: (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's directors;
(iii) each of the officers named in the Summary Compensation Table; and (iv) all current directors and executive officers of the Company as a group.



                                                                                             Percentage
                                                         Shares Beneficially               Beneficially
Name                                                           Owned (1)                       Owned
-------------------------------------------------------   -------------------               ------------
Philip M. Sawyer (2) . . . . . . . . . . . . . . . . .      1,585,000                         22.65%
  c/o Fusion Medical Technologies, Inc.
  1615 Plymouth Street
  Mountain View, CA 94043
Mohr, Davidow Ventures III (3) . . . . . . . . . . . .      1,197,962                         17.12
  Lawrence G. Mohr, Jr.
  3000 Sand Hill Road 1-240
  Menlo Park, CA 94025
Interface Biomedical Laboratories Corporation. . . . .      1,060,000                         15.15
  Philip N. Sawyer, M.D.
  7600 Ridge Boulevard
  Brooklyn, NY 11209
Entities affiliated with Domain Associates (4) . . . .        935,721                         13.37
  Kathleen K. Schoemaker
  One Palmer Square
  Princeton, NJ 08542
Asset Management Associates 1989, L.P. (5) . . . . . .        808,079                         11.55
  Douglas E. Kelly, M.D.
  2275 East Bayshore Road, Suite 150
  Palo Alto, CA 94303
Lawrence G. Mohr, Jr. (6). . . . . . . . . . . . . . .      1,207,962                         17.26
  c/o Mohr, Davidow Ventures
  3000 Sand Hill Road, I-240
  Menlo Park, CA  94025
Richard S. Schneider, Ph.D. (7). . . . . . . . . . . .        945,721                         13.51
  c/o Domain Associates
  650 Townsend Center Drive, Suite 1830
  Costa Mesa, CA  92626
Douglas E. Kelly, M.D. (8) . . . . . . . . . . . . . .        820,579                         11.73
  c/o Asset Management
  2275 East Bayshore Road
  Palo Alto, CA  94303
Gordon W. Russell (9). . . . . . . . . . . . . . . . .        596,005                          8.52
  c/o Sequoia Capital
  3000 Sand Hill Road
  Menlo Park, CA  94025
Cary J. Reich, Ph.D. (10). . . . . . . . . . . . . . .        126,992                          1.81
  c/o Fusion Medical Technologies
  1615 Plymouth Street
  Mountain View, CA  94043
Gary A. Curtis (11). . . . . . . . . . . . . . . . . .         82,850                          1.18
  c/o Fusion Medical Technologies
  1615 Plymouth Street
  Mountain View, CA  94043
Olav B. Bergheim . . . . . . . . . . . . . . . . . . .         20,000                             *
  c/o Domain Associates
  650 Townsend Center Drive, Suite 1830
  Costa Mesa, CA  92626



                                      -11-


                                                                                             Percentage
                                                         Shares Beneficially               Beneficially
Name                                                           Owned (1)                       Owned
-------------------------------------------------------   -------------------               ------------
Vaughn D. Bryson (12). . . . . . . . . . . . . . . . .         20,000                             *
  c/o Vector Securities International
  1751 Lake Cook Road, Suite 350
  Deerfield, IL  60015
Richard C. Spalding (13) . . . . . . . . . . . . . . .         50,000                             *
  c/o Fusion Medical Technologies, Inc.
  1615 Plymouth Street
  Mountain View, CA 94043

All directors and executive officers as a group
(10 persons) (14). . . . . . . . . . . . . . . . . . .      5,455,109                          78.0



-----------------
*   Less than 1%.
(1) The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose.
    Under such rule, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of March 29, 1997 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

(2) Includes 525,000 shares held by Philip M. Sawyer, and 1,060,000 shares held by Interface Biomedical Laboratories Corporation , of which Philip M. Sawyer is a shareholder.

(3) Consists of 1,197,962 shares held by Mohr, Davidow Ventures III.

(4) Includes 904,078 shares held by Domain Partners III, L.P. and 31,643 shares held by DP III Associates, L.P.

(5) Consists of 808,079 shares held by Asset Management Associates 1989, L.P. Excludes 12,500 shares held by Douglas Kelly, M.D., who is a General Partner of Asset Management Associates 1996. See Note 8.

(6) Includes 1,197,962 shares held by Mohr, Davidow Ventures III. Mr. Mohr is a General Partner of Mohr, Davidow Ventures III and disclaims beneficial ownership of the shares held by such entity except to the extent of his proportionate partnership interest therein.

(7) Includes 904,078 shares held by Domain Partners III, L.P. and 31,643 shares held by DP III Associates, L.P. Dr. Schneider is a General Partner of One Palmer Square Associates III, L.P., the General Partner of Domain Associates III, L.P. and DP III Associates, L.P. and disclaims beneficial ownership of the shares held by such entities except to the extent of his proportionate partnership interest therein. Also includes 10,000 shares issuable upon exercise of stock options exercisable within 60 days of March 31, 1997 held by Dr. Schneider, subject to repurchase of unvested shares. Excludes 311,907 shares held by Biotechnology Investments Limited ("BIL"). Dr. Schneider is a General Partner of Domain Associates. By contractual agreement, Domain Associates serves as the U.S. venture capital advisor to BIL. Neither Domain Associates nor Dr. Schneider have voting or investment power over BIL's shares and Dr. Schneider disclaims beneficial ownership of BIL's shares.

(8) Includes 808,079 shares held by Asset Management Associates 1989, L.P. and 87,087 shares held by AMC Partners 1996, L.P. Dr. Kelly disclaims beneficial ownership of the shares held by each such entity except to the extent of his proportionate partnership interest therein. Also includes 12,500 shares held by Dr. Kelly.

(9) Includes 251,232 shares held by Mr. Russell, 16,739 shares held by Sequoia Technology Partners VI, 13,391 shares held by Sequoia XXIV, and 304,643 shares held by Sequoia Capital VI. Mr. Russell is a General Partner of Sequoia Capital and disclaims beneficial ownership of the shares held by such entities except to the extent of his proportionate partnership interest therein. Also includes 10,000 shares issuable upon exercise of stock options exercisable within 60 days of March 31, 1997, subject to repurchase of unvested shares.

(10) Includes 126,992 shares issuable upon exercise of stock options exercisable within 60 days of March 31, 1997, subject to repurchase of unvested shares.

(11) Includes 82,850 shares issuable upon exercise of stock options exercisable within 60 days of March 31, 1997, subject to repurchase of unvested shares.

(12) Includes 20,000 shares issuable upon exercise of stock options exercisable within 60 days of March 31, 1997, subject to repurchase of unvested shares.

(13) Mr. Spalding resigned his position as Chief Financial Officer in February 1997.

(14) Includes 477,500 shares issuable upon exercise of stock options exercisable within 60 days of March 31, 1997, subject to repurchase of unvested shares.

              COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities ("10% Stockholders") to file with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. reports of ownership on Form 3 and reports on changes in ownership on Form 4 or Form 5. Such executive officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

    Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the period from March 13, 1996 (the date on which the Company first became subject to Section 16(a)) until March 31, 1997 its executive officers, directors and 10% Stockholders complied with all applicable Section 16(a) filing requirements.


         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Company's Compensation Committee was formed in April 1995 and is currently composed of Messrs. Schneider, Kelly and Bryson. No interlocking relationship exists between any member of the Company's Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other Company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company.

                        EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth certain information concerning total compensation received in the last three fiscal years by the Chief Executive Officer and each of the three other most highly compensated executive officers whose total compensation exceeded $100,000 during the last fiscal year and who were serving as executive officers at the end of the fiscal year ended December 31, 1996 (the "Named Officers").




                                                                                  Long-Term
                                                                                 Compensation
                                                     Annual Compensation            Awards
                                                   --------------------------------------------
                                                                                  Securities
                                           Fiscal                                 Underlying           All Other
Name and Principal Position                 Year    Salary($)      Bonus($)       Options (#)      Compensation($)
---------------------------                ------   ---------      --------       -----------      ---------------

Philip Sawyer. . . . . . . . . . . . .     1996    $166,666       $     --             --         $        --
  Chief Executive Officer.                 1995     120,000             --             --                  --
                                           1994     120,000             --             --                  --


Richard Spalding (1) . . . . . . . . .     1996     123,812             --         82,850                  --
  Chief Financial Officer.                 1995
                                           1994

Cary Reich (2) . . . . . . . . . . . .     1996     185,718             --          4,143                  --
  Vice President, Research and             1995      93,750            881         82,850          65,498 (3)
  Development.                             1994


Gary Curtis (4). . . . . . . . . . . .     1996     148,512             --         82,850                  --
  Vice President, Sales.                   1995
                                           1994

(1) Mr. Spalding joined the Company as Chief Financial Officer in March 1996 at an annual salary of $150,000 and resigned his position in February of 1997.
(2) Mr. Reich joined the Company in May 1995 as Vice President, Research and Development at an annual salary of $150,000.
(3) Consists of $44,998 in relocation expenses and $20,500 in housing allowance.
(4) Mr. Curtis joined the Company in April 1996 as Vice President, Sales, at an annual salary of $148,512.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table shows, as to the Named Officers, information concerning stock options granted during the year ended December 31, 1996.

                                                      Individual Grants
                                 ----------------------------------------------------------------
                                  Number of         Percent of                                    Potential Realizable Value
                                 Securities        Total Options                                    at Assumed Annual Rates
                                                                                                  of Stock Price Appreciation
                                 Underlying         Granted to                                        for Option Term (4)
                                   Options          Employees in      Exercise Price   Expiration ---------------------------
        Name                      Granted(1)      Fiscal Year (2)        Per Share      Date (3)          5%             10%
-----------------------------------------------------------------------------------------------------------------------------
Philip Sawyer. . . . . . . .         --                 -- %             $   --             --            -- %           -- %
Richard Spalding . . . . . .     82,850                22.4                1.21       01/27/06        414,000        618,000
Cary Reich . . . . . . . . .      4,143                 1.0                2.41       01/31/06         20,715         31,618
Gary Curtis. . . . . . . . .     82,850                22.4                1.21       01/27/06        414,000        618,000

-------------------

(1) Options were granted under the Company's 1993 Stock Option Plan and vest over four years from the date of grant.

(2) Based on options to purchase an aggregate of 452,042 options granted by the Company in the year ended December 31, 1996 to employees, directors, and consultant's to the Company, including the Named Officers.

(3) Options may terminate before their expiration upon the termination of the optionee's status as an employee or consultant or at the optionee's death.

(4) The potential realizable value is calculated based on the term of the option, at the date of grant (ten years). It is calculated assuming that the fair market value of the Company's Common Stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price.

OPTION EXERCISES AND HOLDINGS

     The following table sets forth, as to the Named Officers, certain information concerning stock options exercised during the year ended December 31, 1996 and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 1996. Also reported are values for unexercised "in-the-money" options, which values represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of December 31, 1996.



                                                              Number of Securities          Value of Unexercised
                                                              Underlying Unexercised        In-the-Money Options
                                                 Value      Options at Fiscal Year End    at Fiscal Year End ($)(2)
                           Shares Acquired     Realized     --------------------------------------------------------
Name                       on Exercise (#)      ($) (1)      Exercisable   Unexercisable  Exercisable  Unexercisable
--------------------------------------------------------------------------------------------------------------------
Philip Sawyer . . . . .              --       $     --             --             --      $      --   $         --
Richard Spalding (3). .              --             --         20,712         62,137         59,859        254,140
Cary Reich. . . . . . .              --             --         32,794         59,056        117,730        241,539
Gary Curtis . . . . . .          40,000        111,600             --         42,500             --        173,825



------------------
(1) Market value of the underlying securities on the exercise date minus the exercise price.

(2) Market value of underlying securities based on the closing price of the Company's Common Stock on December 31, 1996 (the last market trading day in
     1996) on the Nasdaq National Market of $4.50 minus the exercise prices.

(3) Mr. Spalding resigned from the Company in February 1997, and all unexercised options were cancelled at such time.

                             CERTAIN TRANSACTIONS

     In November 1993 the Company issued a warrant to Gordon Russell, the Chairman of the Board of Directors of the Company, to purchase 31,153 (without giving effect to Company's "Stock Split" in May 1996) shares of Series A Preferred Stock at an exercise price of $1.30 (on a pre-Stock Split basis) in exchange for an interest-free loan to the Company of $100,000. The warrant may be exercised at any time prior to November 1, 1998.

     In November 1993 the Company issued 1,060,000 (on a pre-Stock Split basis) shares of Common Stock to Interface Biomedical Laboratories Corporation ("IBML") in exchange for the assignment to the Company of certain patents and other rights to IBML's tissue welding technology. IBML is a closely-held corporation formed by Philip N. Sawyer, M.D., the father of Philip M. Sawyer, the President and Chief Executive Officer of the Company, for the purpose of performing biomedical research.

     Since inception, the Company has issued and sold shares of Series A and Series B Preferred Stock at prices of $1.30 (on a pre-stock split basis) and $3.32 per share (on a pre-Stock Split basis), respectively, to the following entities affiliated with directors.


                                                    Series A           Series B
          Name of Stockholder                    Preferred Stock    Preferred Stock
---------------------------------------------    ---------------    ---------------
Mohr, Davidow Ventures III. . . . . . . . .         444,950            753,012
Asset Management Associates 1989, L.P.. . .         431,573            376,506
Entities Affiliated with Sequoia Capital. .          48,628            286,144
Entities Affiliated with Domain Associates.          42,808          1,204,819


    Mr. Mohr, a director of the Company, is a General Partner of Mohr, Davidow Ventures III. Dr. Kelly, a director of the Company, is a General Partner of AMC Partners 1996, L.P. Mr. Russell, a director of the Company, is a General Partner of Sequoia Capital. Dr. Schneider, a director of the Company, is a General Partner of Domain Associates.

    Each share of Series A and Series B Preferred Stock was converted into one share of Common Stock at the time of the Company's initial public offering.

    In July 1995, the Company granted to each of the directors: Douglas Kelly, Lawrence Mohr, Gordon Russell and Richard Schneider options to purchase, respectively, 12,500, 10,000, 10,000, and 10,000 shares of Common Stock at an exercise price of $0.34 per share. In January 1996, the Company granted an option to Olav Bergheim to purchase 12,500 shares of Common Stock at an exercise price of $0.34 per share. In February 1996, the Company granted options to Olav Bergheim to purchase 7,500 shares of Common Stock at an exercise price of $1.00 per share, and to Vaughn Bryson to purchase 20,000 shares of Common Stock at an exercise price of $1.00 per share. All options were granted under the Company's Stock Plan and are fully exercisable. In March 1996, Dr. Kelly exercised his option for 12,500 shares and Mr. Bergheim exercised his option for 20,000 shares of Common Stock. The shares issued or issuable upon exercise are subject to repurchase by the Company, with such repurchase right lapsing with respect to 1/48 of the shares per month from the date of the grant. All shares become fully exercisable in the event of a merger of the Company with or into another corporation, or the sale of all or substantially all of the assets of Company, in which the stockholders of the Company before the transaction own less than 50% of the voting securities of the surviving corporation or its parent following the transaction.

    All future transactions, including any loans from the Company to its officers, directors, principal stockholders or affiliates, will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested members of the Board of Directors or, if required by law, a majority of disinterested stockholders, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

    The Compensation Committee of the Board of Directors (the "Committee") consists of three non-employee directors: Richard S. Schneider, Douglas E. Kelly and Vaughn D. Bryson. The Committee was established in October 1993 and is responsible for reviewing and making recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of the Company, including stock compensation and loans, and all bonus and stock compensation to all employees.

    COMPENSATION PHILOSOPHY AND POLICIES

    The policy of the Committee is to attract and retain key personnel through the payment of competitive base salaries and to encourage and reward performance through bonuses and stock ownership. The Committee's objectives are to:

    - ensure that there is an appropriate relationship between executive compensation and the creation of stockholder value;

    - ensure that the total compensation program will motivate, retain and attract executives of outstanding abilities; and

    - ensure that current cash and equity incentive opportunities are competitive with comparable companies.

    ELEMENTS OF COMPENSATION

    Compensation for officers and key employees includes both cash and equity elements.

    Cash compensation consists of base salary, which is determined on the basis of the level of responsibility, expertise and experience of the employee, taking into account competitive conditions in the industry. In addition, cash bonuses may be awarded to officers and other key employees. Compensation of sales personnel also includes sales commissions tied to quarterly and annual targets.

    Ownership of the Company's Common Stock is a key element of executive compensation. Officers and other employees of the Company are eligible to participate in the 1993 Plan and the 1993 Employee Stock Purchase Plan (the "Purchase Plan"), which plans were adopted prior to the Company's initial public offering in June 1996. The 1993 Plan permits the Board of Directors or the Committee to grant stock options to employees on such terms as the Board or the Committee may determine. The Committee has sole authority to grant stock options to executive officers of the Company and is currently administering stock option grants to all employees. In determining the size of a stock option grant to a new officer or other key employee, the Committee takes into account equity participation by comparable employees within the Company, external competitive circumstances and other relevant factors. Additional options may be granted to current employees to reward exceptional performance or to provide additional unvested equity incentives. These options typically vest over a four-year period and thus require the employee's continuing efforts on behalf of the Company. The Purchase Plan permits employees to acquire Common Stock of the Company through payroll deductions and promotes broad-based equity participation throughout the Company. The Committee believes that it is in the stockholders' interests to link employee compensation as closely as possible to equity appreciation and thus to share with the employees the benefits of their efforts on behalf of the Company's success.

    FISCAL 1996 EXECUTIVE COMPENSATION

    Executive compensation for fiscal year 1996 included base salary, cash bonuses, and incentive stock option grants. Cash bonuses were based on achieving target quarterly and annual Company profit levels, and in some cases accomplishing designated Company goals. For sales executives, compensation also included commissions tied to attaining milestones established by management. Executive base pay and total compensation for fiscal year 1996 were determined with reference to salary survey data for comparable public companies in the software industry.

    In establishing executive compensation policies for fiscal year 1997, the Committee intends to focus incentive compensation on achieving certain milestones in product development, regulatory clearance and marketing.

    CHIEF EXECUTIVE OFFICER COMPENSATION FOR FISCAL 1996

    Philip Sawyer's compensation for fiscal 1996 was $166,666. Mr. Sawyer was not granted any options nor did he receive a bonus.

    SUMMARY

    The Compensation Committee sets policy and administers the Company's cash and equity incentive programs for the purpose of attracting and retaining highly skilled executives who will promote the Company's business goals and providing incentive for these persons to achieve goals which will build long-term stockholder value.


                             COMPENSATION COMMITTEE
                             OF THE BOARD OF DIRECTORS


                             Richard S. Schneider
                             Douglas E. Kelly, M.D.
                             Vaughn D. Bryson

                            STOCK PERFORMANCE GRAPH

    The following graph compares the Company's cumulative total stockholder return with those of the "Nasdaq Stock Market - U.S." Index and the "Hambrecht & Quist Heathcare - Excluding Biotechnology" Index. The graph assumes that $100 was invested (i) on June 7, 1996 (the effective date of the Company's initial public offering) in the Company's Common Stock and (ii) on June 30, 1996 in the "Nasdaq Stock Market - U.S." Index and the "Hambrecht & Quist Heathcare - Excluding Biotechnology" Index, including reinvestment of dividends, and reflects the change in the market price of the Company's Common Stock relative to the noted indices at December 31, 1996. The performance shown is not necessarily indicative of future price performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                       6/7/96     6/30/96     7/31/96     8/29/96     9/30/96     10/31/96     11/29/96     12/31/96

Fusion Medical         100.00     100.00       54.32       57.69       50.00        76.92        68.27        36.54
Technologies, Inc.

Nasdaq Stock               --     100.00      101.00      102.00      103.00       104.00       105.00       106.00
Market--U.S.

Hambrecht & Quist          --     100.00      102.00      103.50      104.25       105.00       106.50       108.00
Healthcare--Excluding
Biotechnology


    THE INFORMATION CONTAINED IN THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SECURITIES & EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Company may recommend.

    It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are therefore urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

                                  THE BOARD OF DIRECTORS

Mountain View, California
April 29, 1997

                                EDGAR EXHIBIT A

                       FUSION MEDICAL TECHNOLOGIES, INC.

                            1993 STOCK OPTION PLAN


    1. PURPOSES OF THE PLAN. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

    2. CERTAIN DEFINITIONS. As used herein, the following definitions shall apply:

         (a) "ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

         (b)  "BOARD" means the Board of Directors of the Company.

         (c)  "CODE" means the Internal Revenue Code of 1986, as amended.

         (d) "COMMITTEE" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

         (e)  "COMMON STOCK" means the Common Stock of the Company.

         (f) "COMPANY" means Fusion Medical Technologies, Inc., a Delaware corporation.

         (g) "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

         (h) "CONTINUOUS STATUS AS AN EMPLOYEE" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

         (i) "EMPLOYEE" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

         (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (k) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

            (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

           (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

         (l) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (m) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

         (n)  "OPTION" means a stock option granted pursuant to the Plan.

         (o)  "OPTIONED STOCK" means the Common Stock subject to an Option.

         (p) "OPTIONEE" means an Employee or Consultant who receives an Option.

         (q) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (r)  "PLAN" means this 1993 Stock Option Plan.

         (s) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

         (t) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 2,318,000 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

    4.   ADMINISTRATION OF THE PLAN.

         (a)  PROCEDURE.

              (i) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. With respect to grants of Options to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

            (ii) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

           (iii) ADMINISTRATION WITH RESPECT TO CONSULTANTS AND OTHER EMPLOYEES. With respect to grants of Options to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of California corporate and securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

         (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

              (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

              (ii) to select the officers, Consultants and Employees to whom Options may from time to time be granted hereunder;

              (iii) to determine whether and to what extent Options are granted hereunder;

              (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

              (v) to approve forms of agreement for use under the Plan;

              (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

               (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock; and

              (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

         (c) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

    5.   ELIGIBILITY.

         (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

         (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

         (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

    6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

    7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

    8.   OPTION EXERCISE PRICE AND CONSIDERATION.

         (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

              (i) In the case of an Incentive Stock Option

                   (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                   (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Nonstatutory Stock Option

                   (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                   (B) granted to any person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

         (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (4) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (5) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price,
(6) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement,
(7) any combination of the foregoing methods of payment, or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company (Section 315(b) of the California Corporation law).

    9.   EXERCISE OF OPTION.

         (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan, but in no case at a rate of less than 20% per year over five (5) years from the date the Option is granted.

              An Option may not be exercised for a fraction of a Share.

              An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

              Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) TERMINATION OF EMPLOYMENT. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within ninety (90) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

         (c)  DISABILITY OF OPTIONEE.  Notwithstanding the provisions of
Section 9(b) above, in the event of termination of an Optionee's Consulting relationship or Continuous Status as an Employee as a result of his disability, Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.


         (d) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

         (e) RULE 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         (f) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

    10. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

    11. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

    All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

         (a)  the election must be made on or prior to the applicable Tax Date;

         (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

         (c) all elections shall be subject to the consent or disapproval of the Administrator;

         (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

    In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

    12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall notify the Optionee that the Option shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

    13. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.


    14.  AMENDMENT AND TERMINATION OF THE PLAN.

         (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

         (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

    15. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

    16. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    17. AGREEMENTS. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

    18. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

    19. INFORMATION TO OPTIONEES. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, a balance sheet and an income statement at least annually. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure their access to equivalent information.

P                               EDGAR EXHIBIT B
R
O                                   PROXY
X
Y                       FUSION MEDICAL TECHNOLOGIES, INC.
                      1997 ANNUAL MEETING OF STOCKHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned stockholder of Fusion Medical Technologies, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 29, 1997 and hereby appoints Philip M. Sawyer, its proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Stockholders of Fusion Medical Technologies, Inc. to be held on Thursday, May 22, 1997, at 10:00 a.m. local time, at the Company's headquarters located at 1804 N. Shoreline Boulevard, Mountain View, California 94043 and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

    This proxy will be voted as directed, or, if no contrary direction is indicated, will be voted FOR the election of the specified nominees as directors, FOR the ratification and approval of an amendment to the 1993 Stock Option Plan to increase the number of shares reserved for issuance by 300,000 to 1,490,492 shares, FOR the ratification of the appointment of Coopers & Lybrand L.L.P. as independent auditors, and as said proxies deem advisable on such other matters as may properly come before the meeting.

        CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE SIDE

/X/ Please mark votes as in this example.

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE SPECIFIED NOMINEES AS DIRECTORS, FOR THE RATIFICATION AND APPROVAL OF AN AMENDMENT TO THE 1993 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE BY 300,000 TO 1,490,492 SHARES, FOR THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THIS MEETING.


1.  ELECTION OF DIRECTORS:
    Nominees: Philip M. Sawyer, Gordon W. Russell, Olav B. Bergheim, Vaughn D. Bryson, Douglas E. Kelly, M.D., Lawrence G. Mohr, Jr., Richard S. Schneider, Ph.D.

                FOR / /  WITHHELD / /


/ /  __________________________________________________________________________
    For all nominees except as noted above

    MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  / /




2. PROPOSAL TO RATIFY AND APPROVE AN AMENDMENT TO THE 1993 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE BY 300,000 TO 1,490,492 SHARES:

                 FOR / /  AGAINST / /  ABSTAIN / /


3. PROPOSAL TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE INDEPENDENT AUDITORS OF THE COMPANY:

                 FOR / /  AGAINST / /  ABSTAIN / /



In their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.


This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

Signature: ________________________________________________Date________________

Signature: ________________________________________________Date________________